JOINDER AND FOURTH AMENDMENT AGREEMENT
JOINDER AND FOURTH AMENDMENT AGREEMENT, dated as of August 10, 2020 (this “Agreement”), by and among, Desert Newco, LLC, a Delaware limited liability company (“Holdings”), GO DADDY OPERATING COMPANY, LLC, a Delaware limited liability company and GD FINANCE CO, INC., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, each Tranche B-3 Term Loan Lender (as defined below) and Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”) and Collateral Agent.
RECITALS:
WHEREAS, reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of February 15, 2017, as amended by Amendment No. 1, dated as of November 22, 2017, as amended by Joinder and Amendment Agreement, dated as of June 4, 2019, and as further amended by Amendment No. 3, dated as of October 3, 2019 (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”), among Holdings, the Borrowers, the lending institutions from time to time party thereto and Barclays Bank PLC, as Administrative Agent, Collateral Agent, Swingline Lender and a Letter of Credit Issuer (capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement);
WHEREAS, the Borrowers have notified the Administrative Agent that they are requesting, pursuant to Section 2.14(a)(x) of the Credit Agreement and clause (ii) of the definition of Maximum Incremental Facilities Amount, the establishment of a tranche of New Term Loan Commitments in an aggregate principal amount of $750,000,000 (the “Tranche B-3 Term Loan Commitments” and the New Term Loans thereunder, the “Tranche B-3 Term Loans”);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may establish New Term Loan Commitments by, among other things, entering into one or more Joinder Agreements with New Term Loan Lenders;
WHEREAS each Tranche B-3 Term Loan Lender party hereto has agreed to provide Tranche B-3 Term Loan Commitments in the amount listed opposite its name on Schedule I hereto on the terms and subject to the conditions set forth in this Agreement; and
WHEREAS, Morgan Stanley Senior Funding, Inc. shall serve as the lead arranger and bookrunner in connection with this Agreement (the “Amendment No. 4 Arranger”);
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
ARTICLE I. THE NEW TERM LOAN COMMITMENTS
Effective as of the Amendment No. 4 Closing Date (as hereinafter defined):
Each Tranche B-3 Term Loan Lender party hereto hereby agrees to commit to provide its respective Tranche B-3 Term Loan Commitment in the amount listed opposite its name on Schedule I hereto, on the terms set forth in this Agreement and subject solely to the satisfaction of the Amendment No. 4 Closing Date Conditions (as hereinafter defined).

Each Tranche B-3 Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and the Amended Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Amended Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the Amended Credit Agreement are required to be performed by it as a Term Loan Lender.
Each Tranche B-3 Term Loan Lender hereby agrees that its Tranche B-3 Term Loan Commitment will be made on the terms set forth in this Agreement and the Amended Credit Agreement and subject to the satisfaction of the Amendment No. 4 Closing Date Conditions. The Borrowers and the Administrative Agent hereby agree that the Credit Agreement will be amended to provide for the Tranche B-3 Term Loan Commitments as set forth in this Agreement upon the satisfaction of the Amendment No. 4 Closing Date Conditions.
Each of the parties hereto agrees:
1.Terms Generally. For all purposes under the Amended Credit Agreement and the other Credit Documents (including this Agreement (unless the context dictates otherwise)), the Tranche B-3 Term Loans shall be deemed to be Term Loans under the Amended Credit Agreement, with such terms as set forth therein (except as modified by this Agreement), and will comprise a separate Class of Term Loans under the Amended Credit Agreement. For the avoidance of doubt, the Tranche B-3 Term Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Credit Documents and shall have the same rights and obligations under the Credit Agreement and Credit Documents as the Term Loans outstanding under the Credit Agreement immediately prior to the date of this Agreement.
2.Credit Agreement Governs. Except as set forth in this Agreement, the Tranche B-3 Term Loan Commitments shall otherwise be subject to the provisions of the Amended Credit Agreement and the other Credit Documents.
3.Consents. The Administrative Agent hereby consents to each financial institution named on Schedule I hereto as a Tranche B-3 Term Loan Lender.
ARTICLE II. AMENDMENTS
         As of the Amendment No. 4 Closing Date, the Credit Agreement is hereby amended as follows:
1. The following defined terms shall be added to Section 1.1 of the Credit Agreement:

         “Amendment No. 4” shall mean the Joinder and Fourth Amendment Agreement to this Agreement, dated as of the Amendment No. 4 Closing Date.
         “Amendment No. 4 Arranger” shall have the meaning provided in Amendment No. 4.
         “Amendment No. 4 Closing Date” shall have the meaning provided in Amendment No. 4.
         “Amendment No. 4 Closing Date Conditions” shall have the meaning provided in Amendment No. 4.
         “Tranche B-3 MFN Protection” shall have the meaning set forth in the proviso to Section 2.14(d)(iii).
         “Tranche B-3 Term Loan Commitments” shall have the meaning provided in Amendment No. 4.
         “Tranche B-3 Term Loan Lender” shall have the meaning provided in Amendment No. 4.
         “Tranche B-3 Term Loan Repayment Amount” shall have the meaning set forth in Section 2.5(b).
         “Tranche B-3 Term Loans” shall have the meaning provided in Amendment No. 4.
         “Tranche B-3 Term Loan Maturity Date” shall mean August 10, 2027 or, if such date is not a Business Day, the immediately preceding Business Day.
2.  The definition of “Applicable Margin” is hereby amended to replace clause (a) thereof with the following:
“(a) (1) for LIBOR Loans that are Tranche B-2 Term Loans, 1.75%, (2) for LIBOR Loans that are Tranche B-3 Term Loans, 2.50%, (3) for ABR Loans that are Tranche B-2 Term Loans, 0.75% and (4) for ABR Loans that are Tranche B-3 Term Loans, 1.50%.”

3.  The definition of “Class” is hereby deleted and replaced in its entirety with the following:
“Class” (i) when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans, Additional Revolving Credit Loans, New Revolving Credit Loans, Initial Term Loans, Delayed Draw Term Loans, New Term Loans (of each Series), Extended Term Loans (of the same Extension Series), Replacement Term Loans (of the same Series), Extended Revolving Credit Loans (of the same Extension Series), or Swingline Loans and (ii) when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, a Delayed Revolving Credit Commitment, an Additional Revolving Credit Commitment, a New Revolving Credit Commitment, an Extended Revolving Credit Commitment (of the same Extension Series), an Initial Term Loan Commitment, Delayed Draw Term Loan Commitment or a New Term Loan Commitment. From and after the Delayed Draw Closing Date, if any, (i) the Initial Term Loans and the Delayed Draw Term Loans shall be fungible with each other and constitute one and the same Class for all purposes under this Agreement and the other Credit Documents, (ii) the Initial Revolving Credit Commitments and the Delayed Revolving Credit Commitments shall be fungible with each other and constitute one and the same Class for all purposes under this Agreement and the other Credit Documents and (iii) the Tranche B-3 Term Loans shall be a separate Class for all purposes under this Agreement and the other Credit Documents.
4.  The definition of “Joint Lead Arrangers and Bookrunners” is hereby deleted and replaced in its entirety with the following:
“Joint Lead Arrangers and Bookrunners” shall mean BARCLAYS BANK PLC, DEUTSCHE BANK SECURITIES INC., CITIGROUP, RBC CAPITAL MARKETS, JPMORGAN CHASE BANK, N.A., HSBC SECURITIES (USA) INC., SG AMERICAS SECURITIES, LLC, the Amendment No. 1 Arrangers, the Amendment No. 2 Arrangers, the Amendment No. 3 Arrangers and the Amendment No. 4 Arranger.
5.  The definition of “Permitted Other Indebtedness” is hereby amended by replacing clause (ii) in its entirety with the following:
“(ii) have the same lien priority as the First Lien Obligations (without regard to control of remedies); provided, that if such Permitted Other Indebtedness is in the form of secured first lien term loans, then such Permitted Other Indebtedness shall be subject to the MFN Protection and the Tranche B-3 MFN Protection, or”
6.  The definition of “Repayment Amount” is hereby deleted and replaced in its entirety with the following:
“Repayment Amount” shall mean the Initial Term Loan Repayment Amount, Delayed Draw Term Loan Repayment Amount, Tranche B-3 Term Loan Repayment Amount, a New Term Loan Repayment Amount with respect to any Series, or an Extended Term Loan Repayment Amount with respect to any Extension Series, as applicable.
7. The definition of “Term Loans” is hereby deleted and replaced in its entirety with the following:
“Term Loans” shall mean the Initial Term Loans, Delayed Draw Term Loans, the Tranche B-1 Term Loans, the Tranche B-2 Term Loans, the Tranche B-3 Term Loans, any New Term Loans, any Replacement Term Loans, and any Extended Term Loans, collectively.
8. Section 2.5(b) of the Credit Agreement is hereby amended by adding the following at the end of the subsection:
“The Borrowers shall make principal payments on the Tranche B-3 Term Loans (x) on the last Business Day of each fiscal quarter of the Borrowers, commencing with the fiscal quarter ending closest to September 30, 2020, a principal amount in respect of each of the Tranche B-3 Term Loans equal to 0.25% of the outstanding principal amount of Tranche B-3 Term Loans made on the Amendment No. 4 Closing Date and (y) on the Tranche B-3 Term Loan Maturity Date, any remaining outstanding amount of Tranche B-3 Term Loans (each, a “Tranche B-3 Term Loan Repayment Amount”).”

9. Section 2.14(d)(iii) of the Credit Agreement is hereby amended by replacing the last word “and” with the following:
“provided, further, that with respect to any New Term Loan incurred pursuant to clause (i)(a) of the definition of “Maximum Incremental Facilities Amount” that matures earlier than two years after the Tranche B-3 Term Loan Maturity Date, only during the period commencing on the Amendment No. 4 Closing Date and ending on the date that is 12 months after the Amendment No. 4 Closing Date, if the Effective Yield for LIBOR Loans in respect of such Term Loans exceeds the Effective Yield for LIBOR Loans in respect of the then existing Tranche B-3 Term Loans by more than 0.50%, the Applicable Margin for LIBOR Loans in respect of the then existing Tranche B-3 Term Loans shall be adjusted so that the Effective Yield in respect of the then existing Tranche B-3 Term Loans is equal to the Effective Yield for LIBOR Loans in respect of the Term Loans minus 0.50%; (the “Tranche B-3 MFN Protection”) and”
10. Section 2.14(d)(iv) of the Credit Agreement is hereby amended by replacing the final proviso with the following:
“provided, further, that the MFN Protection and the Tranche B-3 MFN Protection shall not apply to up to $350 million of New Term Loans (as selected by the Borrowers).”
11. Section 5.1 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:
“(c) In the event that, on or prior to the six-month anniversary of the Amendment No. 4 Closing Date, the Borrowers (i) make any prepayment of Tranche B-3 Term Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Tranche B-3 Term Loans or (ii) effect any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Tranche B-3 Term Loans, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of the Tranche B-3 Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the applicable Tranche B-3 Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”
12. Section 9.13(a) is hereby amended by adding the following sentence at the end thereof:
“The Borrowers will use the proceeds of Tranche B-3 Term Loans for working capital and general corporate purposes (including any transaction not prohibited by the Credit Documents).”
ARTICLE III. OTHER TERMS OF THE JOINDER AND AMENDMENT AGREEMENT
1.Representations and Warranties. Each Credit Party represents and warrants to the Lenders as of the Amendment No. 4 Closing Date that:
a.Each Credit Party has taken all necessary organizational action to authorize the execution and delivery of this Agreement.

b.Each Credit Party has duly executed and delivered this Agreement and this Agreement and the Amended Credit Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.
c.The execution, delivery and performance by each Credit Party of this Agreement, and the performance by each Credit Party of the Amended Credit Agreement will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.
d.Before and after giving effect to this Agreement, the representations and warranties made by any Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 4 Closing Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date.
e.At the time of and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.
f.As of the Amendment No. 4 Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.
2.Amendment No. 4 Effective Date Conditions. This Agreement will become effective on the date on which the Amendment No. 4 Arranger receives executed counterparts of this Agreement from the Borrowers and each Guarantor (the “Effective Date”), which Effective Date shall not be later than 11:00 a.m., New York City time, on August 10, 2020 (the “Expiration Time”) (provided, that the obligations and agreements of the Amendment No. 4 Arranger contained herein will expire on such Expiration Time; provided, further that the confidentiality and indemnity provisions contained in the Engagement Letter, shall expressly survive).
3.Amendment No. 4 Closing Date Conditions. The obligations of each Tranche B-3 Term Loan Lender to provide its Tranche B-3 Term Loan Commitments and fund such Tranche B-3 Term

Loans on the Effective Date is subject solely to the satisfaction or waiver of each of the following conditions (the “Amendment No. 4 Closing Date Conditions”; and the date on which such conditions are satisfied or waived, the “Amendment No. 4 Closing Date”):
a.The Administrative Agent shall have received (i) from each Tranche B-3 Term Loan Lender, (ii) from the Administrative Agent and (iii) from Holdings, the Borrowers and each other Guarantor, either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;
b.The Administrative Agent shall have received the executed legal opinion of Wilson Sonsini Goodrich & Rosati, special counsel to the Borrowers and the other Credit Parties. The Borrowers, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion;
c.The Borrowers shall have paid to (i) the Amendment No. 4 Arranger, the fees in the amounts previously agreed in writing to be received on the Amendment No. 4 Closing Date, (ii) the Amendment No. 4 Arranger, for the account of each Tranche B-3 Term Loan Lender, an upfront fee in the amount previously agreed in writing, based on such Tranche B-3 Loan Lender’s Tranche B-3 Term Loan Commitments, to be received on the Amendment No. 4 Closing Date; and (iii) the Administrative Agent and the Amendment No. 4 Arranger as applicable, all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Amendment No. 4 Arranger) of the Administrative Agent and the Amendment No. 4 Arranger, as applicable, for which invoices have been presented prior to the Amendment No. 4 Closing Date;
d.The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Properties (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrowers and the applicable Credit Party relating thereto) and, if any such Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, evidence of flood insurance to the extent required pursuant to the Credit Agreement;
e.The Administrative Agent shall have received the results of (i) searches of the Uniform Commercial Code filings (or equivalent filings) and (ii) bankruptcy, judgment, tax and intellectual property lien searches, made with respect to the Credit Parties in the states of formation of such Person, together with (in the case of clause (i)) copies of the financing statements (or similar documents) disclosed by such search;
f.The Administrative Agent (or its counsel) shall have received either (i) (A) a certificate of each of Holdings and the Borrowers, dated the Amendment No. 4 Closing Date, substantially in the form of Exhibit G to the Credit Agreement, with appropriate insertions, executed by any Authorized Officer (or in the case of Holdings any Director or authorized agent of Holdings) and the Secretary or any Assistant Secretary of Holdings

or the Borrowers (or in the case of Holdings any Director or authorized agent of Holdings), as applicable, and attaching the documents referred to in the following clause (B), and (B) (x) a copy of the resolutions of the board of directors or other managers of Holdings and the Borrowers (or a duly authorized committee thereof) authorizing (I) the execution, delivery, and performance of this Agreement (and any agreements relating thereto) to which it is a party and (II) in the case of the Borrowers, the extensions of credit contemplated hereunder, (y) the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of Holdings and the Borrowers and (z) signature and incumbency certificates (or other comparable documents evidencing the same) of the Authorized Officers of Holdings and the Borrowers executing the Credit Documents to which it is a party or (ii) a certificate of Holdings on behalf of each Borrower, dated the Amendment No. 4 Closing Date and executed by an Authorized Officer of Holdings, certifying that, except as otherwise indicated therein, there have been no amendments, supplements or modifications since the Closing Date to the documents delivered on the Closing Date pursuant to Sections 6.3 and 6.4 of the Credit Agreement;
g.The Amendment No. 4 Arranger and the Tranche B-3 Term Loan Lenders shall have received (and shall be reasonably satisfied with), (i) at least three Business Days prior to the Amendment No. 4 Closing Date, all documentation and other information about the Borrowers, Holdings and the other Credit Parties as shall have been reasonably requested in writing at least ten Business Days prior to the Amendment No. 4 Closing Date by the Administrative Agent, the Amendment No. 4 Arrangers or an Tranche B-3 Term Loan Lender that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and (ii) at least three Business Days prior to the Amendment No. 4 Closing Date, from each Borrower, if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower;
h.The Administrative Agent shall have received a certificate from the Chief Executive Officer, President, the Chief Financial Officer, the Treasurer, the Vice President-Finance, or any other senior financial officer of Holdings or the Borrowers to the effect that after giving effect to the Amendment, Holdings on a consolidated basis with the Restricted Subsidiaries is Solvent; and
i.The Administrative Agent shall have received a certificate of an Authorized Officer of Holdings or the Borrowers to the effect that the representations and warranties made in clauses (1)(d) and (e) of Article III of this Agreement are true and correct.
j.The Expiration Time shall not have occurred.
k.The Inside Date shall have occurred. “Inside Date” shall mean 11:59 p.m., New York City time, August 7, 2020.
l.The Administrative Agent shall have received a Notice of Borrowing with respect to the Tranche B-3 Term Loans.

4.Post-Closing Agreement. Holdings hereby agrees to take, and cause the other applicable Credit Parties to take, the actions listed on Schedule II to this Agreement within 90 days of the Amendment No. 4 Closing Date (or such later date as the Administrative Agent in its reasonable discretion may agree).
5.Notice. For purposes of the Amended Credit Agreement, the initial notice address of each Tranche B-3 Term Loan Lender shall be as set forth below its signature below.
6.Tax Forms. For each Tranche B-3 Term Loan Lender, delivered herewith (if not already delivered previously) to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Tranche B-3 Term Loan Lender is required to deliver to the Administrative Agent pursuant to Section 5.4(e) of the Amended Credit Agreement.
7.Recordation of the Tranche B-3 Term Loan Commitments. Upon the occurrence of the Amendment No. 4 Closing Date, the Administrative Agent shall record the Tranche B-3 Term Loan Commitments made by each Tranche B-3 Term Loan Lender in the Register.
8.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
9.Entire Agreement. This Agreement, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
10.GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS OF JURY TRIAL. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Section 13.13 and Section 13.15 of the Credit Agreement are hereby incorporated into this Agreement mutatis mutandis.
11.Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as would be enforceable.
12.Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act,

the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
13.Credit Document. On and after the Amendment No. 4 Closing Date, this Agreement shall constitute a “Credit Document” for all purposes of the Amended Credit Agreement and the other Credit Documents (it being understood that, for the avoidance of doubt, this Agreement may be amended or waived solely by the parties hereto as set forth herein).
14.Reaffirmation. Each Credit Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the Amendment No. 4 Closing Date, and after giving effect to this Agreement, (i) the covenants, guarantees, pledges, grants of Liens and agreements or other commitments contained in each Credit Document to which it is a party, including, in each case, such covenants, guarantees, pledges, grants of Liens and agreements or other commitments as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Term Loans (including the Tranche B-3 Term Loans)) under each Guarantee, as applicable, (iii) its grant and the validity of Liens granted by it on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Term Loans (including the Tranche B-3 Term Loans)) pursuant to the Security Documents. Each Credit Party hereby agrees that after giving effect to this Agreement (A) each Credit Document to which it is a party shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments by such Credit Party under the Credit Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Agreement.
15.Effect of Amendment. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement or the other Credit Documents as in effect prior to the date hereof. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Amended Credit Agreement or entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Credit Document in similar or different circumstances. Upon and after the execution of this Agreement by each of the parties hereto, this Agreement shall constitute a Credit Document and each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.
MORGAN STANLEY BANK, N.A.

By: /s/ Andrew Earls
Name: Andrew Earls
Title: Authorized Signatory
Notice Address:
1300 Thames Street, 4th Floor
Thames Street Wharf
Baltimore, MD, 21231
Attention: Morgan Stanley Bank, N.A.
Telephone: (443) 627-4355
[Signature Page to Joinder and Amendment No. 4]

GO DADDY OPERATING COMPANY, LLC
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
GD FINANCE CO, INC.
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: Corporate Secretary and Chief Legal Officer
DESERT NEWCO, LLC
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
GODADDY.COM, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary

WILD WEST DOMAINS, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
SPECIAL DOMAIN SERVICES, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
[Signature Page to Joinder and Amendment No. 4]

DOMAINS BY PROXY, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
BLUE RAZOR DOMAINS, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
STARFIELD TECHNOLOGIES, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
GO AUSTRALIA DOMAINS, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
GO CANADA DOMAINS, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
[Signature Page to Joinder and Amendment No. 4]

GO FRANCE DOMAINS, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
GO MONTENEGRO DOMAINS, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
GO CHINA DOMAINS, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
GO DADDY EAST, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
AFTERNIC SERVICES, LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: Executive Vice President

[Signature Page to Joinder and Amendment No. 4]

NAMEFIND LLC,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: EVP, Chief Legal Officer, and Corporate Secretary
CALLCATCHERS INC.,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: Corporate Secretary
GODADDY MEDIA TEMPLE, INC.,
as a Guarantor
By: /s/ Nima Jacobs Kelly
Name: Nima Jacobs Kelly
Title: Corporate Secretary
[Signature Page to Joinder and Amendment No. 4]

Consented to by:

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent
By: /s/ Martin Corrigan
Name: Martin Corrigan
Title: Vice President

[Signature Page to Joinder and Amendment No. 4]

Schedule I

Tranche B-3 Term Loan Lender	Tranche B-3 Term Loan Commitment
Morgan Stanley Bank, N.A.	$750,000,000
Total:	$750,000,000

Schedule II

Action to be taken within 90 days of the Amendment No. 4 Closing Date unless otherwise noted
(or such later date as the Administrative Agent in its reasonable discretion may agree)
1.A date down endorsement to the existing Title Policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage;
2.such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the Title Policy contemplated in this Schedule II and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the Title Policy contemplated in this Schedule II; and
either:
A) a favorable opinion, addressed to the Administrative Agent and each of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:
i) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Agreement, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and
ii) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Agreement, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or
B) such other documentation with respect to the Mortgaged Property, in each case in form and substance reasonably acceptable to the Administrative Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, without limitation:

i) an amendment to the existing Mortgage (the “Mortgage Amendment”) duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;
ii) a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment, and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and
iii) evidence of payment by the Borrowers of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above.